Premises and Equipment (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
Property, Plant and Equipment [Line Items]
Leasehold improvements	$ 1,370	$ 1,290
Furniture and equipment	2,968	2,284
Property, Plant and Equipment, Gross, Total	4,338	3,574
Accumulated depreciation and amortization	(2,720)	(2,750)
Premises and equipment, net	$ 1,618	$ 824